                                                                  EXHIBIT 99.2

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS



The following Unaudited Pro Forma Combined Financial Statements give effect to the acquisition of SynCare, Inc. The Unaudited Pro Forma Combined Financial Statements are based on the assumptions and adjustments described in the accompanying notes and should be read in conjunction therewith and in conjunction with the historical financial statements of ARV Assisted Living, Inc. and subsidiaries ("ARVAL" or the "Company") and the notes thereto included in the Company's report on Form 10-Q as of and for the three month period ended June 30, 1996 and the Company's consolidated financial statements as of and for the year ended March 31, 1996. The Unaudited Pro Forma Combined Financial Statements do not purport to present the financial position or the results of operations of ARVAL had the transaction assumed therein occurred on the dates indicated, nor are they necessarily indicative of the results of operations which may be achieved in the future.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 JUNE 30, 1996


                                                         HISTORICAL            OTHER           PRO FORMA              PRO FORMA
                                                            ARVAL          ACQUISITIONS(1)   ADJUSTMENTS(5)             ARVAL
                                                        -------------      ---------------   --------------         -------------
ASSETS
Cash                                                    $  42,109,000        $   37,000       $  (341,000)(a)       $  41,805,000
Fees receivable from affiliates                               908,000                --                --                 908,000
Accounts receivable, less allowance for
   doubtful accounts of $100,000                                   --                --                --                      --
Deferred project costs                                      1,162,000                --                --               1,162,000
Investments in real estate                                  8,652,000                --                --               8,652,000
Other assets                                                2,574,000            64,000           (22,000)(b)           2,616,000
                                                        -------------        ----------       -----------           -------------
   Total current assets                                    55,405,000           101,000          (363,000)             55,143,000

Restricted cash                                             5,366,000                --                --               5,366,000
Property, furniture and equipment                          65,833,000         3,030,000           861,000 (c)          69,724,000
Notes receivable from affiliates                              277,000                --                --                 277,000
Deferred tax asset                                          2,044,000                --                --               2,044,000
Other non-current assets                                    6,641,000            13,000        (1,881,000)(c)           4,773,000
                                                        -------------        ----------       -----------           -------------
   Total non-current assets                                80,161,000         3,043,000        (1,020,000)             82,184,000
                                                        -------------        ----------       -----------           -------------
   Total assets                                         $ 135,566,000        $3,144,000       $(1,383,000)          $ 137,327,000
                                                        =============        ==========       ===========           =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued liabilities                $   5,369,000           150,000                --               5,519,000
Deferred revenue, current portion                              46,000             7,000                --                  53,000
Income tax payable                                                                                                             --
Amount due to Medicare                                                                                                         --
Notes payable, current portion                              3,458,000                --                --               3,458,000
Notes payable and other amounts due to affiliates             121,000            10,000           (22,000)(b)             109,000
                                                        -------------        ----------       -----------           -------------
   Total current liabilities                                8,994,000           167,000           (22,000)              9,139,000

Deferred revenue                                            1,397,000                --                --               1,397,000
Notes payable, less current portion                        71,744,000           360,000                --              72,104,000
                                                        -------------        ----------       -----------           -------------
   Total non-current liabilities                           73,141,000           360,000                --              73,501,000

   Total liabilities                                       82,135,000           527,000           (22,000)             82,640,000

Minority interest                                           1,131,000                --         1,256,000 (c)           2,387,000

Shareholders' equity:
   Common stock                                            60,035,000                --                --              60,035,000
   Accumulated equity (deficit)                            (7,735,000)        2,617,000        (2,617,000)(c)          (7,735,000)
                                                        -------------        ----------       -----------           -------------
   Total shareholders' equity                              52,300,000         2,617,000        (2,617,000)             52,300,000
                                                        -------------        ----------       -----------           -------------
   Total liabilities and shareholders' equity           $ 135,566,000        $3,144,000       $(1,383,000)          $ 137,327,000
                                                        =============        ==========       ===========           =============

                                                         SYNCARE, INC.       PRO FORMA         PRO FORMA
                                                        ACQUISITION(2)     ADJUSTMENTS(6)       COMBINED
                                                        --------------     --------------    -------------
ASSETS
Cash                                                      $    53,000        $      --        $ 41,858,000
Fees receivable from affiliates                                    --               --             908,000
Accounts receivable, less allowance for
   doubtful accounts of $100,000                            1,185,000               --           1,185,000
Deferred project costs                                             --               --           1,162,000
Investments in real estate                                         --               --           8,652,000
Other assets                                                   12,000               --           2,628,000
                                                          -----------        ---------       -------------
   Total current assets                                     1,250,000               --          56,393,000

Restricted cash                                                    --               --           5,366,000
Property, furniture and equipment                              50,000               --          69,774,000
Notes receivable from affiliates                                   --               --             277,000
Deferred tax asset                                             (5,000)              --           2,039,000
Other non-current assets                                       32,000          375,000 (a)       5,180,000
                                                          -----------        ---------       -------------
   Total non-current assets                                    77,000          375,000          82,636,000
                                                          -----------        ---------       -------------
   Total assets                                           $ 1,327,000        $ 375,000       $ 139,029,000
                                                          ===========        =========       =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued liabilities                      488,000               --           6,007,000
Deferred revenue, current portion                                  --               --              53,000
Income tax payable                                             81,000               --              81,000
Amount due to Medicare                                        548,000               --             548,000
Notes payable, current portion                                      0               --           3,458,000
Notes payable and other amounts due to affiliates                   0               --             109,000
                                                          -----------        ---------       -------------
   Total current liabilities                                1,117,000               --          10,256,000

Deferred revenue                                                   --               --           1,397,000
Notes payable, less current portion                                --               --          72,104,000
                                                          -----------        ---------       -------------
   Total non-current liabilities                                   --               --          73,501,000

   Total liabilities                                        1,117,000               --          83,757,000

Minority interest                                                  --               --           2,387,000

Shareholders' equity:
   Common stock                                                 1,000          584,000 (b)      60,620,000
   Accumulated equity (deficit)                               209,000         (209,000)(b)      (7,735,000)
                                                          -----------        ---------       -------------
   Total shareholders' equity                                 210,000          375,000          52,885,000
                                                          -----------        ---------       -------------
   Total liabilities and shareholders' equity             $ 1,327,000        $ 375,000       $ 139,029,000
                                                          ===========        =========       =============

   See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1996

                                                        Historical            Other            Pro Forma              Pro Forma
                                                          ARVAL          Acquisitions(1)     Adjustments(5)             ARVAL
                                                       ------------      ---------------     --------------         ------------
Revenues:
     Assisted living facility revenues                 $ 25,479,000        $ 3,615,000        $        --           $ 29,094,000
     Therapy services revenue                                                                          --                     --
     Management fees                                      2,822,000                 --            (67,000)(d)          2,755,000
     Development fees                                     1,500,000                 --                 --              1,500,000
     Interest income                                      1,070,000                 --           (327,000)(d)            743,000
     Other income                                         2,192,000             50,000                 --              2,242,000
                                                       ------------        -----------        -----------           ------------
Total revenue                                            33,063,000          3,665,000           (394,000)            36,334,000

Expenses
     Assisted living facility operating expenses         16,395,000          2,529,000                 --             18,924,000
     Assisted living facility lease expenses              6,644,000                                    --              6,644,000
     Therapy services operating expenses                         --                 --                 --                     --
     General and administrative                           7,644,000                                    --              7,644,000
     Depreciation and amortization                        1,031,000            304,000                 --              1,335,000
     Discontinued project costs and accounts
         receivable written-off                             395,000                 --                 --                395,000
     Interest                                             1,544,000             46,000                 --              1,590,000
                                                       ------------        -----------        -----------           ------------
Total expenses                                           33,653,000          2,879,000                 --             36,532,000
                                                       ------------        -----------        -----------           ------------
Income (loss) before income tax expense                    (590,000)           786,000           (394,000)              (198,000)

Income tax expense                                          375,000            267,000           (134,000)(e)            508,000
                                                       ------------        -----------        -----------           ------------
Net income (loss)                                          (965,000)           519,000           (260,000)              (706,000)
                                                       ============        ===========        ===========           ============
Preferred dividends declared                           $    351,000                                                 $    351,000
                                                       ------------                                                 ------------
Net loss available for common shares                   $ (1,316,000)                                                $ (1,057,000)
                                                       ============                                                 ============
Net loss per common share                              $      (0.21)                                                $      (0.17)
                                                       ============                                                 ============
Weighted average common shares outstanding                6,246,000                                                    6,246,000
                                                       ============                                                 ============

                                                        SynCare, Inc      Pro Forma           Pro Forma
                                                       Acquisition(2)   Adjustments(6)         Combined
                                                       --------------   --------------       ------------
Revenues:
     Assisted living facility revenues                   $       --       $      --          $ 29,094,000
     Therapy services revenue                             4,766,000         680,000(c)          5,446,000
     Management fees                                             --              --             2,755,000
     Development fees                                            --              --             1,500,000
     Interest income                                             --              --               743,000
     Other income                                             8,000              --             2,250,000
                                                         ----------       ---------          ------------
Total revenue                                             4,774,000         680,000            41,788,000

Expenses
     Assisted living facility operating expenses          3,122,000              --            22,046,000
     Assisted living facility lease expenses                     --              --             6,644,000
     Therapy services operating expenses                  1,537,000                             1,537,000
     General and administrative                                  --              --             7,644,000
     Depreciation and amortization                           24,000          16,000(d)          1,375,000
     Discontinued project costs and accounts
         receivable written-off                                  --              --               395,000
     Interest                                                40,000              --             1,630,000
                                                         ----------       ---------          ------------
Total expenses                                            4,723,000          16,000            41,271,000
                                                         ----------       ---------          ------------
Income (loss) before income tax expense                      51,000         664,000               517,000

Income tax expense                                           41,000         226,000(e)            775,000
                                                         ----------       ---------          ------------
Net income (loss)                                            10,000         438,000              (258,000)
                                                         ==========       =========          ============
Preferred dividends declared                                                                 $    351,000
                                                                                             ------------
Net loss available for common shares                                                         $   (609,000)
                                                                                             ============
Net loss per common share                                                                    $      (0.10)
                                                                                             =============
Weighted average common shares outstanding                                   42,573(f)           6,288,573
                                                                          =========          =============

See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED JUNE 30, 1996

                                                    Historical          Other            Pro Forma        Pro Forma
                                                       ARVAL       Acquisitions(1)     Adjustments(5)       ARVAL
                                                    -----------    ---------------     --------------    -----------
Revenue:
     Assisted living facility revenues              $13,446,000       $938,000          $     --         $14,384,000
     Therapy services revenue                                --             --                --                  --
     Management fees                                    612,000             --           (16,000)(d)         596,000
     Development fees                                   333,000             --                --             333,000
     Interest Income                                    817,000             --           (69,000)(d)         748,000
     Other income                                       137,000          5,000                --             142,000
                                                    -----------       --------          --------         -----------
Total revenue                                        15,345,000        943,000           (85,000)         16,203,000

Expenses
     Assisted living facility operating expenses      8,462,000        657,000                --           9,119,000
     Assisted living facility lease expenses          2,747,000             --                --           2,747,000
     Therapy services operating expenses                     --             --                --                  --
     General and administrative                       1,606,000             --                --           1,606,000
     Depreciation and amortization                      667,000         77,000                --             744,000
     Discontinued project costs and accounts
         receivable written-off                          61,000             --                --              61,000
     Interest                                         1,401,000         10,000                --           1,411,000
                                                    -----------       --------          --------         -----------
Total expenses                                       14,944,000        744,000                --          15,688,000
                                                    -----------       --------          --------         -----------
Income (loss) before income tax expense                 401,000        199,000           (85,000)            515,000

Income tax expense (benefit)                            150,000         68,000           (29,000)(e)         189,000
                                                    -----------       --------          --------         -----------
Net income (loss)                                   $   251,000       $131,000          $(56,000)        $   326,000
                                                    ===========       ========          ========         ===========
Net income available for common shares              $   251,000                                          $   326,000
                                                    ===========                                          ===========
Net income per common share                         $      0.03                                          $      0.04
                                                    ===========                                          ===========
Weighted average common shares outstanding            8,805,000                                            8,805,000
                                                    ===========                                          ===========

                                                     SynCare, Inc.      Pro Forma        Pro Forma
                                                    Acquisition(2)    Adjustments(6)     Combined
                                                    --------------    --------------    -----------
Revenue:
     Assisted living facility revenues                        --         $     --       $14,384,000
     Therapy services revenue                         $1,247,000          170,000(c)      1,417,000
     Management fees                                          --               --           596,000
     Development fees                                         --               --           333,000
     Interest Income                                          --               --           748,000
     Other income                                             --               --           142,000
                                                      ----------         --------       -----------
Total revenue                                          1,247,000          170,000        17,620,000

Expenses
     Assisted living facility operating expenses              --               --         9,119,000
     Assisted living facility lease expenses                  --               --         2,747,000
     Therapy services operating expenses               1,062,000               --         1,062,000
     General and administrative                          344,000               --         1,950,000
     Depreciation and amortization                         6,000            4,000(d)        754,000
     Discontinued project costs and accounts
         receivable written-off                               --               --            61,000
     Interest                                             25,000               --         1,436,000
                                                      ----------         --------       -----------
Total expenses                                         1,437,000            4,000        17,129,000
                                                      ----------         --------       -----------
Income (loss) before income tax expense                 (190,000)         166,000           491,000

Income tax expense (benefit)                             (65,000)          50,000(e)        174,000
                                                      ----------         --------       -----------
Net income (loss)                                     $ (125,000)        $116,000          $317,000
                                                      ==========         ========       ===========
Net income available for common shares                                                     $317,000
                                                                                        ===========
Net income per common share                                                                   $0.04
                                                                                        ===========
Weighted average common shares outstanding                                 42,573(f)      8,847,573
                                                                         ========       ===========

See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


(1) As of June 30, 1996, the Company has acquired 2 assisted living facilities and increased ownership in ARVP II since March 31, 1996, through direct purchases for its own account, or purchases of controlling partnership interests.

(2) On August 19, 1996 the Company acquired SynCare in a stock for stock merger. Pursuant to the terms of the purchase agreement, the ARVI stock issued as consideration for SynCare was valued at $13.75 per share, ARVI's closing price on August 19, 1996. The purchase price was $1,171,000. At the close of October 7, 1996 ARVI issued 85,146 new shares to the founders of SynCare, 50% of which are subject to a three year earn-out.

(3) The Unaudited Pro Forma Combined Balance Sheet at June 30, 1996 presents the historical balance sheet of the Company as of June 30, 1996, the pro forma balance sheet of the Company as if the acquisitions described in note (1) above, had been completed as of June 30, 1996, and the pro forma balance sheet of the Company after giving effect to the acquisition described in note (2) above as if the event had also occurred on June 30, 1996.

(4) The Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 1996 and the three months ended June 30, 1996 present the historical operations of the Company, the pro forma operations of the Company as if the acquisitions described in note (1) above had occurred at the beginning of each period, and the pro forma combined operations of the Company as if the acquisition described in note (2) had occurred at the beginning of each period.

(5) Pro forma adjustments related to acquisitions described in note (1) above are as follows:

      a) To reflect the use of cash for the purchase of the limited partnership interests described in note (1) above

      b)    To eliminate amounts owed to/from entities acquired

      c) To record the assets and liabilities acquired in connection with the purchase of the majority partnership interest at fair value, minority interest and the elimination of the partners' equity in the limited partnerships referenced in note (1) and note (2) above

      d) To eliminate management fees and interest income from entities acquired

      e)    To reflect the pro forma change in income tax expense (benefit).


(6) Pro forma adjustments for the acquisition described in note (2) above are as follows:

      a)    To record the goodwill in connection with the purchase

      b)    To record the stock issued in connection with the purchase

      c) To reflect the additional revenue related to additional cost reimbursement

      d)    To reflect the new amortization expense

      e)    To reflect the pro forma change in income tax expense (benefit).

      f) To reflect additional shares issued in conjunction with the acquisition, net of the shares subject to a three year earn-out agreement.